     As filed with the Securities and Exchange Commission on October 6, 1998
                                                      Registration No. 333-61951
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                   ----------
                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                                   ----------
                       Investors Financial Services Corp.
             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                                         04-3279817
(State or Other Jurisdiction of                         (IRS Employer
Incorporation or Organization)                        Identification No.)

              200 Clarendon Street, Boston, MA 02116 (617) 330-6700 (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                               John E. Henry, Esq.
                          General Counsel and Secretary
                       Investors Financial Services Corp.
                                  P.O. Box 9130
                              Boston, MA 02117-9130
                                 (617) 330-6700
            (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent For Service)
                                   ----------
                                   Copies to:

    Steven C. Browne, Esq.                          Michael T. Kohler, Esq.
TESTA, HURWITZ & THIBEAULT, LLP                         BROWN & WOOD LLP
       125 High Street                               One World Trade Center
      High Street Tower                              New York, New York 10048
 Boston, Massachusetts 02110                             (212) 839-5300
      (617) 248-7000

         Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                                   ----------

         This Post-Effective Amendment No. 1 is being filed to deregister 440,000 shares of Common Stock (the "Shares") of Investors Financial Services Corp. (the "Registrant") covered by the Form S-3 Registration Statement No. 333-61951 (the "Registration Statement"). The Registration Statement was declared effective on September 17, 1998. The Shares have not been sold as of the date of this Post-Effective Amendment No. 1 and are no longer being offered.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Boston, Massachusetts on October 6, 1998.

                                       INVESTORS FINANCIAL SERVICES CORP.

                                       By:   /s/ Kevin J. Sheehan
                                          --------------------------------------
                                             Kevin J. Sheehan
                                             President, Chief Executive Officer
                                             and Chairman of the Board

                        POWER OF ATTORNEY AND SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                       Title(s)                                             Date
---------                       --------                                             ----

/s/ Kevin J. Sheehan            President, Chief Executive Officer and            October 6, 1998
--------------------------      Chairman (Principal Executive Officer)
Kevin J. Sheehan

           *                    Senior Vice President, Chief Financial Officer    October 6, 1998
--------------------------      and Treasurer (Principal Financial Officer and
Karen C. Keenan                 Principal Accounting Officer)


           *                    Director                                          October 6, 1998
--------------------------
James M. Oates

           *                    Director                                          October 6, 1998
--------------------------
Thomas P. McDermott

           *                    Director                                          October 6, 1998
--------------------------
Robert B. Fraser

           *                    Director                                          October 6, 1998
--------------------------
Frank B. Condon, Jr.

           *                    Director                                          October 6, 1998
--------------------------
Donald G. Friedl

           *                    Director                                          October 6, 1998
--------------------------
Phyllis S. Swersky

*By:/s/ Kevin J. Sheehan
    ----------------------
      Kevin J. Sheehan
      as attorney-in-fact